UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2006

Radian Group Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11356	23-2691170
(Commission File Number)	(IRS Employer Identification No.)

1601 Market Street, Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

(215) 231-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 3, 2006, Teresa Bryce joined Radian as Executive Vice President, General Counsel and Secretary. The Compensation and Human Resources Committee of Radian’s board of directors approved the following compensatory arrangement for Ms. Bryce:

Cash and Equity Compensation

2006 Base Salary	2006 Annual Bonus Target(1)	2006 Long-term Incentive Target(2)	Sign-on Cash Bonus	Sign-on Grant of Restricted Stock(3)

$315,000	$393,750 (125% of base salary)	$425,250 (135% of base salary)	$50,000	8,000

(1)	Ms. Bryce is guaranteed a bonus for 2006 of $196,875 or 50% of the target bonus amount for 2006, payable in 2007 when bonuses are otherwise paid to Radian’s executive officers.
(2)	Represents the target amount of long-term incentive awards (50% stock options and 50% performance shares) to be granted to Ms. Bryce in 2007 when long-term incentive awards are otherwise granted to Radian’s executive officers.
(3)	All restrictions and conditions on the restricted shares will lapse on the third anniversary of the grant date. A form of the restricted stock agreement is incorporated herein by reference to Exhibit 10.1 to Radian’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 and filed with the SEC on August 3, 2005.

Benefits and Perquisites

Ms. Bryce is eligible to participate in Radian’s voluntary deferred compensation plan, pension plan, supplemental executive retirement plan and all other plans in which Radian’s executive officers participate. In addition, Radian will reimburse Ms. Bryce for her relocation expenses in moving to Philadelphia, Pennsylvania, Radian’s headquarters, including the cost of temporary housing (up to six months), moving expenses, and fees and expenses associated with both the sale of her existing home and the purchase of a residence in the Philadelphia area.

Change of Control Agreement

Radian expects to enter into a change of control agreement with Ms. Bryce in the form filed as Exhibit 10.1 to Radian’s Current Report on Form 8-K dated December 12, 2005 and filed with the SEC on December 16, 2005.

Item 7.01. Regulation FD Disclosure.

On October 3, 2006, Radian issued a news release, announcing the appointment of Teresa Bryce as Executive Vice President, General Counsel and Secretary of Radian. The press release, furnished as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated into this Item 7.01 as if entirely set forth herein.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

*99.1	Radian Group Inc. News Release dated October 3, 2006.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.

Date: October 3, 2006	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
Vice President, Securities Counsel

EXHIBIT INDEX

Exhibit No.	Description
*99.1	Radian Group Inc. News Release dated October 3, 2006.

*	Furnished herewith.